Van Ness Funds

                          Supplement to the Prospectus
                                dated May 1, 2001

Van Ness Funds - Supplement to the Prospectus Dated May 1, 2001.

The Prospectus is hereby amended to delete all references to a minimum account fee.

The Prospectus is also amended to eliminate all references to whatifi.com. Shareholders are directed to Van Ness Funds via partner web sites. Whatifi Financial, Inc. does not use whatifi.com in any of its website materials.

Dated: June 18, 2001


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                               BISYS Fund Services
                                3435 Stelzer Road
                               Columbus, OH 43219

June 18, 2001

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549

         Re:      Van Ness Funds ("Trust")
                  Rule 497(e) Filing
                  SEC File Nos. 333-93421, 811-09741

Dear Sir or Madam:

      As Administrator on behalf of the Trust and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, submitted electronically for filing via EDGAR, attached please find a supplement dated June 18, 2001 to the combined prospectus dated May 1, 2001, for the Van Ness S&P 500 Index Fund, Van Ness Extended Market Index Fund, Van Ness International Index Fund, Van Ness Total Bond Index Fund and Van Ness Money Market Fund (collectively, the "Funds"), each a series of the Trust.

      The supplement is being filed to eliminate all references to whatifi.com and to reflect the fact that a minimum account fee is no longer being assessed.

      Please phone the undersigned at (614) 428-3578 or David M. Leahy, Esquire, Sullivan & Worcester LLP, at (202) 775-8190, with any questions regarding this filing.

                                Very truly yours,

                                /s/ Ryan M. Louvar

                                Ryan M. Louvar
                                Counsel

Enclosure

cc:      David Leahy, Esquire
         Kathy Wheadon